SUPPLEMENT TO THE SWEEP CLASS PROSPECTUS AND
SUMMARY PROSPECTUS
OF
WELLS FARGO MONEY MARKET FUNDS
For the Government Money Market Fund (the “Fund”)

At a meeting held on November 17, 19-20, 2020, the Board of Trustees approved both a lowering of the 12b-1 fee and an expense cap reduction for the Sweep Class of the Fund effective December 1, 2020.

As a result, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Distribution (12b-1) Fees	0.10%
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.52%
Fee Waivers	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.50%
1.	The Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.50% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

After:
1 Year	$51
3 Years	$163
5 Years	$287
10 Years	$649

November 23, 2020	MMSW110/P1215S2